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                                                                 Exhibit (14)(a)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights", "Financial Statements", and "Appendix A" in the Combined Prospectus/Proxy Statement and to the incorporation by reference in the Registration Statement on Form N-14 of Armada Funds of our report dated July 9, 1999, included in the 1999 Annual Report to shareholders.



                                                        /s/ ERNST & YOUNG LLP



Philadelphia, Pennsylvania
February 16, 2000